SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated August 1, 2007
to the Statement of Additional Information Dated May 1, 2007

Effective August 1, 2007, 6th Avenue Investment Management Company, LLC, has changed its name to Security Investors, LLC. All references in the Statement of Additional Information (the "SAI") to 6th Avenue Investment Management Company, LLC, are hereby replaced with references to Security Investors, LLC.

Effective August 1, 2007, Security Global Investors, LLC, was appointed as sub-adviser for approximately one-half of the assets of the SBL Fund Series D (Global Series) ("Series D"), following approval by shareholders of Series D. All references in the SAI to the engagement of a sub-adviser for providing investment advisory services to Series D are revised to refer to both Security Global Investors, LLC ("SGI") and OppenheimerFunds, Inc. ("OppenheimerFunds").

The SAI is updated by inserting before the first paragraph under the section entitled Sub-Advisers the following:

The Investment Manager has entered into a sub-advisory agreement with Security Global Investors, LLC ("SGI"), Two Embarcadero Center, Suite 2350, San Francisco, California 94111, to provide investment sub-advisory services to approximately one-half of the assets of Series D. Pursuant to the sub-advisory agreement, SGI furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series D and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, SGI receives monthly compensation from the Investment Manager at the following annual rates (expressed as a percentage of average daily net assets) based on a percentage of the average daily closing value of the portion of the net assets of Series D that SGI manages combined with the total net assets of Security Equity Fund Global Series, another fund in the Security Fund complex, as follows: 0.32% of the combined average daily net assets up to $300 million, plus 0.27% of such assets over $300 million up to $750 million and 0.22% of such assets over $750 million. As of August 1, 2007, SGI had $525 million in assets under investment management.

SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which in turn is controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company.

The SAI is updated by inserting before the discussion of OppenheimerFunds in the section entitled Code of Ethics the following:

Security Global Investors —

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of Series D on the one hand, and the management of other registered investment companies, pooled investment vehicles or other accounts on the other. The potential conflicts of interest that may apply to the portfolio managers for Series D are substantially the same as those discussed above with reference to the portfolio managers of Series advised by the Investment Manager.

Compensation. The portfolio managers of Series D are employed and compensated by its sub-advisers, not by Series D. The compensation for SGI's portfolio managers consists of a fixed base salary plus a variable annual incentive award. The annual incentive award is discretionary and is based on the overall financial performance of SGI. Assets under management does not directly affect any individual's salary or bonus, although the amount of SGI's assets under management affects the fee revenue attributable to SGI, which in turn affects the maximum amount of money available for SGI to distribute as compensation. The formula used to compensate portfolio managers of Series D does not take into account on the type of accounts managed by the portfolio manager.

Portfolio Management.

John Boich, Scott F. Klimo, and David Whittall. Messrs. Boich, Klimo and Whittall are the portfolio managers primarily responsible for the day-to-day management of SGI's portion of the assets of Series D. As of August 1, 2007, none of Mr. Boich, Mr. Klimo, or Mr. Whittall beneficially owned shares of Series D. Mr. Boich is Head of Global Equity of SGI, and Messrs. Klimo and Whittall are Portfolio Managers at SGI. Each manages other registered investment companies and other pooled investment vehicles, as indicated below. The following table identifies, as of August 1, 2007, the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed.

John Boich, Scott F. Klimo, and David Whittall
	Number	Total Assets
Other Registered Investment Companies	1	$185 million
Other Pooled Investment Vehicles	2	$67 million
Other Accounts	0	N/A

As of August 1, 2007, Messrs. Boich, Klimo, and Whittall managed pooled investment vehicles with performance based advisory fees. Such accounts are listed in the table below.

John Boich, Scott F. Klimo, and David Whittall (accounts with performance based advisory fees)
	Number	Total Assets
Other Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	2	$67 million
Other Accounts	0	N/A

The SAI is updated by adding to the discussion with respect to Series D under the section entitled Proxy Voting the following:

With respect to the portion of the assets of Series D that it manages, SGI has established Proxy Voting Policy and Procedures under which SGI votes proxies relating to securities held by Series D. SGI's primary consideration in voting such proxies is the best interests of Series D. Whether or not voting a particular proxy is in the best interests of Series D will be determined on a case by case basis based on factors including the reasons for buying the security, the nature of the proxy proposals and the estimated time Series D will hold the security. SGI will generally vote proxies with respect to long-term holdings and will generally refrain from voting with respect to short term positions, positions of limited value or duration, or where voting would be prohibitively expensive or impracticable. If voting a portfolio proxy is deemed appropriate in a particular instance, the portfolio manager will make a preliminary determination as to how to vote that proxy based on specified voting guidelines, which provide generally that:

SGI generally will vote proxies for: election of management-recommended directors (except in the case of a proxy fight); confidential voting; limitations on directors' liability; elimination of preemptive rights; implementation of employee compensation and benefit plans; implementation of golden parachutes where necessary to attract and retain critical personnel; reincorporation in another state; increases in the number of independent non-executive directors; and various routine matters.

SGI generally will vote proxies against: anti-takeover measures; creation of cumulative voting rights; support for social issues; increases in the size of a board beyond 13 members; unnecessary implementation of golden parachutes; restrictions on directors' tenure; and, absent unusual circumstances, elimination of retirement benefits for non-employee directors or requirements that directors be paid in stock.

SGI will evaluate on a case-by-case basis proxies for: grants of options or other special benefits to management; additional indemnification for officers or directors; and mergers and acquisitions.

The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between Series D and SGI or SGI's affiliates or business relationships. Pursuant to these provisions, SGI's Chief Compliance Officer inquires whether any potential conflicts of interests are raised by a portfolio manager's voting recommendations and seek to resolve the conflict and vote the proxies in a manner that is in the best interests of Series D where (i) a proposal is not covered by the voting guidelines; (ii) the voting guidelines specify that the voting decision is to be made on a case-by-case basis; or (iii) the portfolio manager seeks to vote contrary to the voting guidelines.

Please Retain This Supplement For Future Reference